Trade and Other Payables	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables
15 – TRADE AND OTHER PAYABLES

	$ million
	Dec 31, 2020		Dec 31, 2019
	Current	Non-current	Current	Non-current
Trade payables	22,664	—	29,497	—
Other payables [A]	6,941	1,843	6,356	2,060
Amounts due to joint ventures and associates	3,281	39	3,312	40
Accruals and deferred income	8,791	422	10,043	242
Total	41,677	2,304	49,208	2,342
[A] Includes obligations under environmental schemes for compliance purposes of $2,053 million as at December 31, 2020. (See Note 29)

The fair value of financial liabilities included above approximates the carrying amount and was determined from predominantly unobservable inputs.

Other payables include amounts due to joint arrangement partners and in respect of other project-related items.

Information about offsetting, collateral and liquidity risk is presented in Note 19.